UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2014

GRAFTECH INTERNATIONAL LTD.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13888	27-2496053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12900 Snow Road

Parma, Ohio 44130

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: 216-676-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

GrafTech International Ltd. (“GrafTech” or the “Company”) hereby incorporates by reference the contents of the press release dated September 23, 2014, furnished herewith as Exhibit 99.1. Among other things, the press release announces updated 2014 guidance.

Item 5.02(b)(c). Departure of Directors or Certain Officers; Appointment of Certain Officers.

GrafTech hereby incorporates by reference the contents of a press release dated September 23, 2014, filed herewith as Exhibit 99.2. Among other things, the press release announces the retirement of Pieter Barmard and other executive management changes.

Item 7.01. Regulation FD Disclosure.

GrafTech hereby incorporates by reference the contents of the press release dated September 23, 2014, furnished herewith as Exhibit 99.3. Among other things, the press release announces operational and cost structure initiatives to improve profitability and competitive positioning.

The press releases furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated September 23, 2014.

99.2	Press release dated September 23, 2014.

99.3	Press release dated September 23, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GRAFTECH INTERNATIONAL LTD.

Date: September 23, 2014	By:	/s/ John D. Moran
John D. Moran
Vice President, General Counsel and Secretary

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